                            TAX ALLOCATION AGREEMENT

                           DATED AS OF AUGUST 4, 2000

                            TAX ALLOCATION AGREEMENT

         THIS TAX ALLOCATION AGREEMENT (the "AGREEMENT") is entered into as of August 4, 2000 (the "EFFECTIVE DATE") between THE TITAN CORPORATION, a Delaware corporation ("TITAN"), its Affiliates, and SUREBEAM CORPORATION, a Delaware corporation ("SUREBEAM").

                                    RECITALS

         WHEREAS, Titan is the common parent of an affiliated group of corporations which includes SureBeam and its subsidiaries (the "TITAN CONSOLIDATED GROUP");

         WHEREAS, the Titan Consolidated Group currently files a consolidated federal income tax return and desires to continue to file a consolidated federal income tax return and consolidated or combined income tax returns where allowed by law; and

         WHEREAS, the Titan Consolidated Group desires to preserve certain economic rights and privileges that would accrue to each party hereto from the filing of separate federal and state income tax returns and, further, the parties desire to set forth their agreement regarding those rights and privileges in writing.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, Titan, its Affiliates, and SureBeam hereby agree as follows:

1.       DEFINITIONS.

         1.1 AFFILIATE OR AFFILIATES. "AFFILIATE" or "AFFILIATES" shall mean any other corporation, whether presently existing or hereafter acquired, which is a member of the Titan Consolidated Group within the meaning of Section 1504(a) of the Internal Revenue Code. The term "AFFILIATE" or "AFFILIATES" shall not include SureBeam or any of its subsidiaries, whether presently existing or hereafter acquired.

         1.2 CARRYFORWARDS. The term "CARRYFORWARDS" shall mean any net operating loss, capital loss, tax credit or similar item carried forward from prior consolidated return tax years.

         1.3 CODE OR INTERNAL REVENUE CODE. "INTERNAL REVENUE CODE" or "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         1.4 DEFICIT COMPANY. The term "DEFICIT COMPANY" shall mean any of the corporations within the Titan Consolidated Group that has an ordinary loss, capital loss, special deduction or tax credit arising in a consolidated return tax year, or in a prior separate return year, that is utilized to a greater extent in the then current consolidated federal income tax return than would have been the case if such corporation had filed a separate federal income tax return for the year.


                                       1.

         1.5 EFFECTIVE DATE. "EFFECTIVE DATE" is as defined immediately prior to the Recitals at the beginning of this Agreement.

         1.6 FINAL DETERMINATION. "FINAL DETERMINATION" shall mean the later to occur of: (i) a decision of the United States Tax Court, or a judgment, decree, or other order by another court of competent jurisdiction, which has become final and unappealable; (ii) a closing agreement under Section 7121 of the Code; or (iii) any other final disposition by reason of an agreement between the affected party or parties and the appropriate tax authority, the expiration of the applicable statute of limitations, or otherwise.

         1.7 INTEREST RATE. "INTEREST RATE" shall mean the interest rate charged by the Internal Revenue Service or other tax authority on underpayments of federal or other tax.

         1.8 REGULATION. "REGULATION" unless otherwise indicated shall mean tax code regulations promulgated under the Code.

         1.9 TAX OR TAXES. "TAX" or "TAXES" shall mean all federal or state net income and alternative or add on minimum taxes together with any interest, penalties, additions to tax or additional amounts imposed thereon or imposed with respect to any such interest, penalties, additions to tax or other additional amounts.

         1.10 TAX AUTHORITIES. "TAX AUTHORITIES" shall mean the Internal Revenue Service and the tax authorities in each jurisdiction where SureBeam would be required to pay Taxes if it were a separate company and were not a member of the Titan Consolidated Group.

         1.11 TAX BENEFIT ITEM. The term "TAX BENEFIT ITEM" shall mean any net operating loss, capital loss, tax credit, carryforward or similar item generated in a consolidated return tax year, or in a prior separate return tax year, that is utilized in the current consolidated income tax return.

         1.12 TAX YEAR. "TAX YEAR" shall mean any twelve month period ending on December 31 or any portion of such period for which a return for Taxes is required to be filed.

         1.13 TITAN CONSOLIDATED GROUP. The term "TITAN CONSOLIDATED GROUP" shall mean the group of corporations, including SureBeam and its subsidiaries, whether currently existing or hereafter acquired, of which Titan is common parent and with which Titan files a consolidated federal income tax return.


                                       2.

2.       TAX RETURNS.

         2.1 FEDERAL TAX RETURNS. Titan as the common parent shall prepare and file, or cause to be prepared and filed, federal income tax returns on a consolidated basis for the Titan Consolidated Group for all tax years in which this Agreement is in effect.

         2.2 STATE TAX RETURNS. Titan as the common parent shall prepare and file, or cause to be prepared and filed, state income tax returns on a combined, consolidated, unitary, or other method that Titan believes will result in a lower overall tax liability to the parties.

         2.3 ELECTIONS. Titan shall make all elections under the consolidated return regulations or required to be made for the Titan Consolidated Group and shall approve all elections made with respect to each member of the Titan Consolidated Group.

         2.4 TAX ALLOCATIONS. SureBeam shall pay directly to the applicable Tax Authorities all amounts sufficient to pay for their respective allocable share of federal and state tax income liabilities as calculated in accordance with the provisions of Sections 3 and 4 of this Agreement, including without limitation amounts satisfying quarterly estimated tax liabilities, as well as annual liabilities.

3.       CALCULATION OF INDIVIDUAL CORPORATE INCOME TAX LIABILITY.

         3.1 CALCULATION OF SEPARATE TAX LIABILITY. Except as otherwise provided herein, beginning with the tax year ended December 31, 2000, and for each subsequent tax year in which this Agreement is in effect, SureBeam shall calculate its federal corporate income tax liability as if it were to file a separate federal income tax return for such period. Any liability for alternative minimum tax shall be treated as part of SureBeam's separate tax liability.

         3.2 METHOD OF CALCULATION. In so computing the separate federal income tax liability of SureBeam:

                  (a) Except as otherwise provided herein, "separate company taxable income" shall be determined as if Titan and each member of the Titan Consolidated Group were filing a separate tax return. Furthermore, the term shall not have the same meaning as set forth in Regulation Section 1.1502-12;

                  (b) Any dividends received by Titan from Titan Consolidated Group members, or by one member from another, will be assumed to qualify for the 100% dividend received deduction of Code Section 243, or shall be eliminated from such calculation in accordance with Regulation Section 1.1502-14(a)(1);

                  (c) Gain or loss on intercompany transactions shall be calculated without regard to Regulation Section 1.1502-13;

                  (d) Limitation on the calculation of a deduction, the utilization of credits, or the calculation of the liability shall be made on a consolidated basis as determined by Titan.


                                       3.

Accordingly, the limitations provided in Code Sections 170(b)(2), 172(b)(2), 38(c), and 53(a) and similar limitations shall be applied on the consolidated basis;

                  (e) The amounts in each taxable income bracket in Code Section 11(b) shall be allocated in any given year to members of the Titan Consolidated Group as Titan shall elect. Such election shall be made on an annual basis and shall be binding upon all parties to this Agreement;

                  (f) The amount of any excess tax credits utilized by the Titan Consolidated Group on a consolidated basis shall be allocated in any given year to the members of the Titan Consolidated Group as determined by Titan. (Excess tax credits are the total tax credits utilized on a consolidated basis that would not have been utilized on a separate company basis.); and

                  (g) In calculating any carryback or carryover of net operating losses, adjustments shall be made to such prior or subsequent tax year's separate company tax liability as determined under Code Section 172(b)(2). For purposes of this calculation the election under Code Section 172(b)(3) (relating to the waiver of carrybacks) shall be made on a separate company basis.

         3.3 SEPARATE COMPANY TAXABLE INCOME. For purposes of Section 3.2(a) above, separate company taxable income of each member of the Titan Consolidated Group shall take into account only those items of income, deduction, gain, loss and Carryforwards recorded on the books and records of such member.

4.       LIABILITY FOR TAX PAYMENTS.

         4.1 FEDERAL TAX LIABILITIES. Titan shall file the federal corporate income tax returns of the Titan Consolidated Group for any tax year in which the Titan Consolidated Group files consolidated federal and state income tax returns.

         4.2 PAYMENTS TO DEFICIT COMPANY. If in any tax year a member of the Titan Consolidated Group incurs a Tax Benefit Item, Titan shall pay to the member (the "DEFICIT COMPANY") a sum equal to the amount of benefit realized by Titan that is attributable to the Tax Benefit Item; payments due from Titan under this Section shall be made upon the earlier of (1) the tax year in which the Deficit Company would have obtained a tax benefit from the Tax Benefit Item if it had in all tax years filed a separate federal income tax return or (2) the year in which any applicable carryforward period with respect to the Tax Benefit Item expires.

         4.3 INABILITY OF TITAN CONSOLIDATED GROUP TO USE TAX BENEFIT ITEM. In the event that the Titan Consolidated Group is unable to utilize the Tax Benefit Item to reduce its current tax liability, the Deficit Company shall first offset this loss against its prior two tax years' taxable income. If the loss is greater than the prior two tax years' taxable income, then the excess will be carried forward against future tax years' taxable income. The tax repayment from Titan to the Deficit Company under this paragraph will be calculated on the amount of the loss carried back to prior years, and no further tax will be payable by the Deficit Company until the losses carried forward are fully utilized against future tax years' income.


                                       4.

         4.4 STATE TAX LIABILITIES. If SureBeam is found liable for payment of any state corporate tax with respect to income earned by SureBeam, SureBeam shall pay to the applicable Tax Authorities the amount of its respective state corporate tax liability but only if SureBeam would be required to file a return in the state on a separate return basis.

5.       TIME AND METHOD OF PAYMENT.

Except as otherwise provided herein, the obligations of each member of the Titan Consolidated Group for federal income tax payments will be determined and paid as follows:

         5.1 ESTIMATED QUARTERLY PAYMENTS. Not later than the 15th day of the fourth, sixth, ninth and twelfth months of each consolidated tax year of Titan, Titan will make a reasonable determination (consistent with the provisions of Section 6655 of the Code) of the separate federal income tax liability that each member of the Titan Consolidated Group would be required to pay as estimated payments on a separate return basis for that period. SureBeam shall pay to the applicable Tax Authorities the applicable estimated quarterly Tax consistent with such determination and any interest and penalties associated with a late payment of any such taxes.

         5.2 YEAR-END PAYMENTS. After the end of Titan's fourth accounting quarter and before the 15th day of the third month thereafter, each member of the Titan Consolidated Group will promptly pay to the applicable Tax Authorities the entire amounts estimated to be due and payable under such member's federal income tax return as if filed on a separate return basis, less all amounts previously paid to such authorities with respect to that tax year pursuant to
Section 5.1 of this Section 5.

         5.3 OVERPAYMENTS. If upon the filing of the consolidated income tax return, a revised calculation is made in the manner set forth in Section 5.1 of this Section 5, and it is determined that any member has paid to the Tax Authorities with respect to the consolidated taxable year an amount greater than that required by Section 5.1, then that excess shall be paid promptly by Titan to that member.

6.       ADJUSTMENTS AND FINANCIAL REPORTING.

         6.1 ADJUSTMENTS OF TAX LIABILITY. In the event of any adjustment of the tax liability shown on the federal or state income tax returns of the Titan Consolidated Group, by reason of the filing of an amended return or claim for refund, or relating to the Final Determination of a tax controversy involving a taxing authority, the liability of Titan and any member of the Titan Consolidated Group hereunder shall be redetermined after fully giving effect to such adjustment as if such adjustment had been made as part of the original computation. Titan and members of the Titan Consolidated Group shall be severally liable for the total amount of any and all penalties and/or interest assessed to Titan by reason of the filing of the consolidated return based on the pro rata share of each members' positive separate return tax liability of the total tax liability of the Titan Consolidated Group.

         6.2 EARNINGS AND PROFITS ADJUSTMENTS. This agreement is not intended to establish the method by which the earnings and profits of each member of the Titan Consolidated Group


                                       5.

will be determined. Titan reserves the right to elect the method for allocating tax liability for the purposes of determining earnings and profits as set forth in Regulation Sections 1.1552-1(a) and 1.1502-33(d).

7.       NEW MEMBERS.

         7.1 ADDITION OF MEMBER. If, at any time, any other corporation becomes a member of the Titan Consolidated Group, the parties hereto agree that such member may become a party to this Agreement by executing a duplicate copy of this Agreement. Unless otherwise specified, such named member shall have all the rights and obligations of a subsidiary under this Agreement.

         7.2 FISCAL YEARS. Titan, as the common parent, shall cause any corporation that hereinafter becomes a member of the Titan Consolidated Group to maintain concurrent fiscal tax years.

8.       DETERMINATION OF SUMS DUE FROM AND PAYABLE TO MEMBERS.

         8.1 DETERMINATION. Titan will determine the sums due from and payable to each member of the Titan Consolidated Group under the provisions of this Agreement. Each member of the Titan Consolidated Group shall provide Titan with such information as may reasonably be necessary to make these determinations. Issues arising in the course of its determinations that are not expressly provided for in this Agreement shall be resolved in a manner provided for in
Section 8.2 of this Section 8.

         8.2 ARBITRATION OF CONTESTED ISSUES. In the event that either Titan or another member of the Titan Consolidated Group disputes the calculation of any obligation under this Agreement or the treatment for tax purposes of any item of income, loss, deduction, credit or other tax attribute and cannot agree upon the proper calculation or treatment, then such item of disagreement shall be referred promptly to Arthur Andersen LLP or, in the event such firm is unacceptable to either party, to some other public accounting firm reasonably acceptable to both the disputing member and Titan. In the event the parties are unable to select an accounting firm to act as arbitrator, the American Arbitration Association shall select a national public accounting firm to act as arbitrator pursuant to this Agreement. The arbitration shall proceed in accordance with the Rules of the American Arbitration Association in effect on the date the demand for arbitration is served except to the extent such rules relate to the selection of arbitrators. The foregoing agreement to arbitrate shall be specifically enforceable under applicable arbitration law. During the arbitration each party shall bear its own attorneys' fees and pay one half of any fees due the arbitrator except that as part of a final award the arbitrator may award reasonable fees and costs. The award rendered by the arbitrator shall be final, and judgment may be entered upon it in accordance with the applicable law in any court having jurisdiction thereof. The parties may agree to defer unresolved claims, disputes and other issues to arbitration at a later time to be mutually agreed upon.


                                       6.

9.       DEPARTING MEMBERS.

         9.1 DEFINITION. The term "DEPARTING MEMBERS", as used herein, shall mean a member of the Titan Consolidated Group that is no longer permitted under the Code to be included in Titan's consolidated federal income tax return.

         9.2 TAX ALLOCATIONS. In applying this Agreement to a Departing Member for the final taxable year in which its income, deductions, and tax credits are required to be included in the consolidated federal income tax return: (i) the amount required to be paid by a Departing Member under the provisions of Section 3 hereof and (ii) the amount that the Departing Member is entitled to receive under the provisions of Section 5 hereof, will be determined by taking into account the income, deductions and tax credits of the Departing Member only for the fractional part of such tax year as the Departing Member was a member of the Titan Consolidated Group and included in the consolidated federal income tax return.

         9.3 EXCHANGE OF INFORMATION. After the filing of the consolidated federal income tax return for the last tax year that the Departing Member was included therein, Titan shall inform the Departing Member regarding the amount of consolidated carryovers as of the end of the tax year or period which are attributable to the Departing Member, as provided by Treasury Regulations
Section 1.1502-79 or otherwise, including the agreement of the parties.

10.      TAX CONTROVERSIES.

         10.1 RESPONSIBILITY. If a consolidated federal income tax return for any taxable year during which this Agreement is in effect is examined by the Internal Revenue Service, the examination, as well as any other matters relating to that tax return, including any tax litigation, will be handled solely by Titan. Members of the Titan Consolidated Group shall cooperate with Titan and to this end will execute protests, petitions, and any other documents as Titan determines to be necessary or appropriate.

         10.2 ALLOCATION OF LIABILITY AND EXPENSE. The cost and expense of Titan's handling of a tax controversy, including legal and accounting fees, will be allocated to and paid by the member to whom the tax controversy relates. If the tax controversy relates to more than one member in the Titan Consolidated Group, the cost and expense will be allocated between the Companies in the proportion that each Company's potential additional tax liability bears to the total potential additional tax liability of the Titan Consolidated Group (assuming that the final determination of the tax controversy is in favor of the Internal Revenue Service) for the tax year on issue. If the tax controversy encompasses more than one tax year, Titan will first allocate the cost and expense to each tax year in the proportion that the potential additional tax liability for each tax year bears to the total potential additional tax liability for the tax years in issue.

11.      DURATION.

         11.1 AGREEMENT IN EFFECT. Unless earlier terminated by mutual agreement of the parties, this Agreement shall remain in effect for federal income tax purposes with respect to any tax year for which consolidated federal income tax returns are filed by the Titan Consolidated


                                       7.

Group and for state income tax purposes with respect to any tax year for which combined, consolidated or unitary income tax returns are filed by the Titan Consolidated Group.

         11.2 TERMINATION OF AGREEMENT. Notwithstanding the termination of this Agreement, its provisions will remain in effect with respect to any period of time during the tax year in which termination occurs, for which the income of the terminating party must be included in the consolidated return. The preceding sentence shall not be construed however, to require a party to contribute to consolidated tax liability for any period for which it files a separate return. Allocations of consolidated tax liability shall be made hereunder only for periods covered by a consolidated federal income tax return.

12.      MISCELLANEOUS.

         12.1 PARENT DESIGNATE. At its election, Titan can designate a member of the Titan Consolidated Group to act on behalf of Titan in performing the duties identified in this Agreement.

         12.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and performed entirely in California.

         12.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement, including any and all attachments or exhibits hereto, constitutes the entire, final and exclusive understanding and agreement between the parties with respect to the subject matter hereof. This Agreement may be amended, waived, discharged or terminated only by written agreement of the parties.

         12.4 SEVERABILITY In case any provision of this Agreement shall be invalid, illegal or unenforceable, the parties intend that (a) in lieu of such provision there be added as part of this Agreement a provision as similar in terms to such invalid, illegal or unenforceable provision as may be possible and be valid, legal and enforceable and (b) the validity, legality and enforceability of the remaining provisions, or any subsequent applications thereof, shall not in any way be affected or impaired thereby.

         12.5 BINDING EFFECT, ASSIGNMENT, ETC. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their permitted assigns and successors in interest. No party may assign any right, or delegate any obligation hereunder without the express prior written consent of Titan.

         12.6 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.


                                       8.

         12.7 CAPTIONS. Titles or captions of Sections and paragraphs contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any provision hereto.

         12.8 NUMBER AND GENDER. Whenever required by the context, the singular number shall include the plural, the plural number shall include the singular, and the gender of any pronoun shall include all genders.

         12.9 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; or (c) upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified parties; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other.

         12.10 COOPERATION. Each party hereby covenants and agrees that it shall execute and deliver all materials including, but not limited to, returns, supporting schedules, workpapers, correspondence and other documents relating to the consolidated return to any party to this Agreement during regular business hours.

         12.11 COUNTERPARTS. This Agreement may be executed in multiple copies, each of which shall for all purposes constitute an Agreement, binding on the parties, and each partner hereby covenants and agrees to execute all duplicates or replacement counterparts of this Agreement as may be required.

         12.12 COMPUTATION OF TIME. Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall on a Saturday, Sunday or any public or legal holiday, whether local or national, the person having such privilege or duty shall have until 5:00 p.m. Pacific Standard Time on the next business day to exercise such privilege, or to discharge such duty.

         12.13 COSTS AND EXPENSES. Unless otherwise provided in this Agreement, each party shall bear all fees and expenses incurred in performing its obligations under this Agreement.

         12.14 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         12.15 INDEMNIFICATION. Titan shall indemnify and hold harmless the other parties against any and all Taxes for which Titan is liable pursuant to the terms of this Agreement and any interest and penalties and reasonable attorney's fees and expenses arising out of or incident to the failure of Titan to pay its share of Taxes under this Agreement or otherwise carry out its obligations in accordance with this Agreement.


                                       9.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]


                                      10.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                      THE TITAN CORPORATION
                                      a Delaware corporation


                                      By: /s/ Deanna H. Petersen
                                         --------------------------------------

                                      Print Name: Deanna H. Petersen
                                                 ------------------------------

                                      Title: Vice President-Corporate Controller
                                            ------------------------------------

                                      ADDRESS:
                                      3033 Science Park Road
                                      San Diego, CA  92121-1199
                                      Attn: President
                                      Fax:  (858) 552-9651

                                      SURE BEAM CORPORATION
                                      a Delaware corporation


                                      By: /s/ Eric DeMarco
                                         --------------------------------------

                                      Print Name: Eric DeMarco
                                                 ------------------------------

                                      Title: EVP CFO
                                            -----------------------------------

                                      ADDRESS:
                                      3033 Science Park Road
                                      San Diego, CA  92121-1199
                                      Attn: President
                                      Fax:  (858) 552-9973


                  [SIGNATURE PAGE TO TAX ALLOCATION AGREEMENT]

                                TABLE OF CONTENTS

                                                                                          PAGE
1.       DEFINITIONS.........................................................................1

         1.1      Affiliate or Affiliates....................................................1

         1.2      Carryforwards..............................................................1

         1.3      Code or Internal Revenue Code..............................................1

         1.4      Deficit Company............................................................1

         1.5      Effective Date.............................................................2

         1.6      Final Determination........................................................2

         1.7      Interest Rate..............................................................2

         1.8      Regulation.................................................................2

         1.9      Tax or Taxes...............................................................2

         1.10     Tax Authorities............................................................2

         1.11     Tax Benefit Item...........................................................2

         1.12     Tax Year...................................................................2

         1.13     Titan Consolidated Group...................................................2

2.       TAX RETURNS.........................................................................3

         2.1      Federal Tax Returns........................................................3

         2.2      State Tax Returns..........................................................3

         2.3      Elections..................................................................3

         2.4      Tax Allocations............................................................3

3.       CALCULATION OF INDIVIDUAL CORPORATE INCOME TAX LIABILITY............................3

         3.1      Calculation of Separate Tax Liability......................................3

         3.2      Method of Calculation......................................................3

         3.3      Separate Company Taxable Income............................................4

4.       LIABILITY FOR TAX PAYMENTS..........................................................4

         4.1      Federal Tax Liabilities....................................................4

         4.2      Payments to Deficit Company................................................4

         4.3      Inability of Titan Consolidated Group to Use Tax Benefit Item..............4

         4.4      State Tax Liabilities......................................................5

5.       TIME AND METHOD OF PAYMENT..........................................................5


                                       i.



                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                                          PAGE
         5.1      Estimated Quarterly Payments...............................................5

         5.2      Year-End Payments..........................................................5

         5.3      Overpayments...............................................................5

6.       ADJUSTMENTS AND FINANCIAL REPORTING.................................................6

         6.1      Adjustments of Tax Liability...............................................6

         6.2      Earnings and Profits Adjustments...........................................6

7.       NEW MEMBERS.........................................................................6

         7.1      Addition of Member.........................................................6

         7.2      Fiscal Years...............................................................6

8.       DETERMINATION OF SUMS DUE FROM AND PAYABLE TO MEMBERS...............................6

         8.1      Determination..............................................................6

         8.2      Arbitration of Contested Issues............................................6

9.       DEPARTING MEMBERS...................................................................7

         9.1      Definition.................................................................7

         9.2      Tax Allocations............................................................7

         9.3      Exchange of Information....................................................7

10.      TAX CONTROVERSIES...................................................................7

         10.1     Responsibility.............................................................7

         10.2     Allocation of Liability and Expense........................................8

11.      DURATION............................................................................8

         11.1     Agreement in Effect........................................................8

         11.2     Termination of Agreement...................................................8

12.      MISCELLANEOUS.......................................................................8

         12.1     Parent Designate...........................................................8

         12.2     Governing Law..............................................................8

         12.3     Entire Agreement; Amendment................................................8

         12.4     Severability...............................................................8

         12.5     Binding Effect, Assignment, Etc............................................9

         12.6     Delays or Omissions........................................................9


                                      ii.



                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                                          PAGE
         12.7     Captions...................................................................9

         12.8     Number and Gender..........................................................9

         12.9     Notices....................................................................9

         12.10    Cooperation................................................................9

         12.11    Counterparts...............................................................9

         12.12    Computation of Time.......................................................10

         12.13    Costs and Expenses........................................................10

         12.14    Counterparts..............................................................10

         12.15    Indemnification...........................................................10


                                      iii.